UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2005

Date of Report (Date of earliest event reported)

INFONET SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15475	95-4148675
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2160 East Grand Avenue

El Segundo, California 90245

(Address of principal executive offices) (Zip Code)

(310) 335-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 9, 2005, Infonet Services Corporation (“Infonet”) issued a press release announcing its operating results for the third quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is hereby incorporated herein by reference. The press release contains a discussion of the non-GAAP financial measure of EBITDA, or earnings before interest, taxes, depreciation and amortization. EBITDA is provided to enhance the investor’s overall understanding of Infonet’s current financial performance and prospects for the future. Specifically, Infonet believes that because it has invested significant cash in long-lived assets that provide leverage as revenue grows, EBITDA is a meaningful measure of operating performance. In addition, EBITDA is one of several measures of Infonet’s operating performance utilized by Infonet’s management in setting and awarding executive incentive compensation. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

Infonet will host an investor conference call and audio Web cast to review the third quarter results on Thursday, February 10, 2005, at 9:00 a.m. Eastern Standard Time (2:00 p.m. in London; 6:00 a.m. in Los Angeles). Participants within the United States should call 1-800-500-0177. Outside the United States, participants should call 1-719-457-2679. For a replay of the call within the United States, call 1-888-203-1112; outside the United States, call 1-719-457-0820. The replay will be available from noon, Eastern Standard Time on Thursday, February 10, 2005, through 1:00 a.m. on Tuesday, February 15, 2005. The confirmation code for the replay is 343909.

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1    Infonet Services Corporation press release dated February 9, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFONET SERVICES CORPORATION

Date: February 9, 2005	By:	/s/ Paul A. Galleberg
Paul A. Galleberg
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

99.1	Infonet Services Corporation press release dated February 9, 2005.